Exploration and evaluation (Tables)	12 Months Ended
Dec. 31, 2020
Exploration and evaluation [Abstract]
Disclosure of detailed information about exploration assets [Table Text Block]
	2020	2019
	$	$
Net book value - January 1	42,949	95,002
Additions	201	221
Transfer to royalty, stream and other interests (i)	(631)	(2,288)
Impairment (ii)	—	(49,986)
Net book value - December 31	42,519	42,949
Closing balance
Cost	100,709	101,139
Accumulated impairments	(58,190)	(58,190)
Net book value	42,519	42,949

(i) In 2016, the Company entered into earn-in agreements for properties in the James Bay area. In 2019 and 2020, the ownership of certain properties were transferred to the counterparty of the earn-in agreements, and the Company retained royalties on these properties. The earn-in agreements were terminated by the parties in 2020.

(ii) In 2019, the Company incurred an impairment charge of $50.0 million ($37.6 million, net of income taxes) on its Coulon zinc project in Canada for which the Company determined that further exploration and evaluation expenditures are no longer planned in the near term and that the carrying amount of the asset is unlikely to be recovered in full from a sale of the project at the current time. On December 31, 2019, the Coulon project was written down to its estimated recoverable amount of $10.0 million, which was determined by the fair value less cost of disposal using a market approach, based on a dollar value per thousand pounds of mineral reserve/resource of zinc equivalent for comparable sales transactions realized.